UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2020

WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 3, 2020, Wolverine World Wide, Inc. (the “Company”), entered into a Consent Decree to resolve the litigation among the Company, the Michigan Department of Environmental Quality, Plainfield Charter Township and Algoma Township described in the Company's filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 28, 2019.  The Consent Decree is subject to the approval of U.S. District Judge Janet T. Neff.

The Consent Decree provides further details regarding the tentative agreement announced by the parties on December 10, 2019, and includes an agreement by the Company to fund a multi-year extension of Plainfield Township’s municipal water system to more than 1,000 properties in Algoma and Plainfield Townships, subject to an aggregate cap of $69.5 million.

In addition to funding an extension of municipal water as described in the preceding paragraph, the Company agreed in the Consent Decree to maintain the filters it installed for certain homeowners and to continue its environmental remediation efforts, including the cleanup groundwater filtration system already underway at its former tannery site, a feasibility study at its House Street site, and investigations to further assess the presence of PFAS in groundwater.

The foregoing description of the Consent Decree does not purport to be complete and is qualified in its entirety by reference to the Consent Decree, which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

The Company’s press release announcing the Consent Decree is also filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Consent Decree by and among the Company, the State of Michigan, Plainfield Charter Township, and Algoma Township
99.1	Press release dated February 4, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2020	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Senior Vice President, Chief Financial Officer and Treasurer

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